Exhibit 10.93


                 SENIOR SUBORDINATED SECURITY AGREEMENT

         THIS SENIOR SUBORDINATED SECURITY AGREEMENT dated as of December 22, 2006 (as the same may be supplemented, modified, amended, restated or replaced from time to time in the manner provided herein, this "AGREEMENT") is by TRUEYOU.COM INC., a Delaware corporation (the "PARENT"), KLINGER ADVANCED AESTHETICS, INC., a Delaware corporation ("KAA"), ADVANCED AESTHETICS SUB, INC. a Delaware corporation ("AAI"), ADVANCED AESTHETICS, LLC, a Delaware limited liability company ("AAL"), KLINGER ADVANCED AESTHETICS, LLC, a Delaware limited liability company ("KLINGER ADVANCED"), ANUSHKA PBG, LLC, a Delaware limited liability company ("ANUSHKA PBG"), ANUSHKA BOCA, LLC, a Delaware limited liability company ("ANUSHKA BOCA"), WILD HARE, LLC, a Delaware limited liability company ("WILD HARE"), DISCHINO CORPORATION, a Florida corporation ("DISCHINO"), ANUSHKA PBG ACQUISITION SUB, LLC, a Delaware limited liability company ("ANUSHKA ACQUISITION"), ANUSHKA BOCA ACQUISITION SUB, LLC, a Delaware limited liability company ("BOCA ACQUISITION") and WILD HARE ACQUISITION SUB, LLC, a Delaware limited liability company ("WILD HARE ACQUISITION", and together with KAA, AAI, AAL, Klinger Advanced, Anushka PBG, Anushka Boca, Wild Hare, Dischino, Anushka Acquisition and Boca Acquisition, the "SUBSIDIARIES" and together with Parent, each a "PLEDGOR" and collectively, the "PLEDGORS") in favor of and with VICIS CAPITAL MASTER FUND LLC, KLINGER INVESTMENTS LLC, ANDREW D. LIPMAN, RICHARD RAKOWSKI, GERARD DEBIASI, JAMES BENEDICT, DAN RICHARDSON, AMAL DEVANI, CSFN I LLC and JOHN BRUGMANN (each a "SENIOR SUBORDINATED LENDER" and collectively, the "SENIOR SUBORDINATED LENDERS").

                  The Parent and the Senior Subordinated Lenders are each party to that certain Loan Agreement dated as of December 22, 2006 (as the same may have been and hereafter may be supplemented, modified, amended, restated or replaced from time to time in the manner provided therein, the "SENIOR SUBORDINATED LOAN AGREEMENT"), pursuant to which the Senior Subordinated Lenders have made a senior subordinated term loan (the "SENIOR SUBORDINATED LOAN") in the principal amount of Three Million Dollars ($3,000,000) for capital expenditures, general working capital and all costs and expenses connected with the Senior Subordinated Loan. The Senior Subordinated Loan is evidenced by the Senior Subordinated Promissory Note issued to the Senior Subordinated Lenders by the Parent and dated as of December 22, 2006 (the "SENIOR SUBORDINATED NOTE"). The Obligations under (and as defined in) the Senior Subordinated Loan Agreement and Senior Subordinated Note are guarantied pursuant to a separate Unconditional Guaranty made by each Subsidiary in favor of the Senior Subordinated Lenders and dated as of December 22, 2006 (as the same may have been and hereafter may be supplemented, modified, amended, restated or replaced from time to time in the manner provided therein, each a "SENIOR SUBORDINATED SUBSIDIARY GUARANTY", and collectively, the "SENIOR SUBORDINATED SUBSIDIARY GUARANTIES").

                  The Parent also is a party to that certain Securities Purchase Agreement dated as of June 30, 2006 (as the same may have been and hereafter may be supplemented, modified, amended, restated or replaced from time to time in the manner provided therein, the "SENIOR PURCHASE AGREEMENT"), with Laurus Master Fund, Ltd. ("LAURUS"), pursuant to which Laurus purchased a Secured Term
Note in the principal amount of Twenty-Five Million Dollars ($25,000,000.00) and dated July 11, 2006 (as the same may have been and hereafter may be


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supplemented,  modified,  amended, restated or replaced from time to time in the manner provided therein, the "SENIOR NOTE"). The obligations of the Parent to Laurus under the Senior Purchase Agreement and Senior Note are guarantied by the Subsidiaries pursuant to their Subsidiary Guaranty with Laurus dated as of July 11, 2006 (as the same may have been and hereafter may be supplemented, modified, amended, restated or replaced from time to time in the manner provided therein, the "SENIOR SUBSIDIARY GUARANTY"), and secured by the "Collateral" (the "COLLATERAL") as defined in and as granted under that certain Master Security Agreement by and among the Parent and the Subsidiaries dated as of July 11, 2006, and attached hereto as Exhibit A (as the same may have been and hereafter may be supplemented, modified, amended, restated or replaced from time to time in the manner provided therein, the "SENIOR SECURITY AGREEMENT").

                  The Parent and Laurus also are parties to that certain subordinated Securities Purchase Agreement dated as of December 22, 2006 (as the same may have been and hereafter may be supplemented, modified, amended, restated or replaced from time to time in the manner provided therein, the "SENIOR SUBORDINATED PURCHASE AGREEMENT"), pursuant to which Laurus purchased a subordinated Secured Term Note in the principal amount of One Million Dollars ($1,000,000.00) and dated December 22, 2006 (as the same may have been and hereafter may be supplemented, modified, amended, restated or replaced from time to time in the manner provided therein, the "SENIOR SUBORDINATED LAURUS NOTE"). Pursuant to the Reaffirmation, Ratification and Amendment Agreement among the Parent, the Subsidiaries and Laurus dated December 22, 2006 (as the same may have been and hereafter may be supplemented, modified, amended, restated or replaced from time to time in the manner provided therein, the "SENIOR REAFFIRMATION"), the subordinated obligations of the Parent to Laurus under the Senior Subordinated Purchase Agreement and Senior Subordinated Laurus Note are guarantied by the Subsidiaries pursuant to their Senior Subsidiary Guaranty and secured by the Collateral granted under the Senior Security Agreement.

                  The Parent, Laurus, the Senior Subordinated Lenders and each Subordinated Lender (as defined therein) are parties to that certain Subordination Agreement dated as of December 22, 2006 (as the same may have been and hereafter may be supplemented, modified, amended, restated or replaced from time to time in the manner provided therein, the "SUBORDINATION AGREEMENT"), pursuant to which (among other things) the obligations owed and liens granted by the Pledgors to the Senior Subordinated Lenders are subordinated to the obligations owed and liens granted to Laurus, and the obligations owed and any liens granted to the Subordinated Lenders are subordinated to the obligations owed and liens granted to both Laurus and the Senior Subordinated Lenders.

                  Section 1. CERTAIN DEFINED TERMS. Capitalized terms used and not otherwise defined shall have the meanings set forth in the Senior Purchase Agreement, the Senior Security Agreement, the Senior Subsidiary Guaranty, the Senior Reaffirmation, the Senior Subordinated Loan Agreement, and/or each Senior Subordinated Subsidiary Guaranty.

                  Section 2. GRANT OF SECURITY INTEREST. Subject to the terms and provisions of the Subordination Agreement, as security for the timely and full payment and satisfaction of any and all of the "Obligations" under (and as defined in) the Senior Subordinated Loan Agreement and Senior Subordinated Note (the "PARENT'S OBLIGATIONS") and the obligations of each of the Subsidiaries under its respective Senior Subordinated Subsidiary Guaranty (the "GUARANTORS'


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OBLIGATIONS",  and  together  with  the  Parent's  Obligations,  the  "PLEDGORS'
OBLIGATIONS"), each Pledgor hereby absolutely, unconditionally and irrevocably pledges, assigns, conveys, mortgages, transfers and delivers to the Senior Subordinated Lenders, and grants to the Senior Subordinated Lenders a continuing security interest in and to, the "Collateral" as defined in the Master Security Agreement (including, without limitation, any and all accounts, instruments, chattel paper, documents of title and trust receipts (and the goods covered
thereby,   wherever  located),   letter  of  credit  rights,  financial  assets,
investment property, securities, securities accounts and security entitlements, deposit accounts, contract rights, inventory, equipment, fixtures and other goods, warranties, casualty and other insurance policies and rights, commercial tort claims and other litigation claims and rights, tradenames, software, payment intangibles, and other general intangibles of such Pledgor, and any and all computer programming data and other books and records of such Pledgor), IN EACH CASE whether now or hereafter existing, acquired or created and wherever located, whether any of the foregoing items is now or hereafter owned beneficially or of record and whether now or hereafter owned individually, jointly or otherwise, together with the products and proceeds thereof, all collections, payments and other distributions and realizations with respect thereto, any and all other rights, powers, privileges, remedies and interests of each Pledgor therein, thereto or thereunder, and any and all renewals, substitutions, modifications and extensions of any and all of the items in the foregoing subsections.

                  Section 3. CONSTRUCTION. This Agreement is delivered at the request of the Senior Subordinated Lenders pursuant to and in accordance with the Senior Subordinated Loan Agreement. This Agreement shall be governed by and construed in accordance with Sections 3 through 13 of the Master Security Agreement, and the Lenders shall have (in addition to those granted by the UCC and other applicable law) all of the rights, powers, privileges, remedies and interests granted to "Laurus" as the secured party thereunder, which Sections are hereby incorporated by reference as if fully set forth herein, IN EACH CASE as if (a) each Pledgor were an "Assignor", (b) the Senior Subordinated Lenders collectively were "Laurus", (c) this Agreement were the "Master Security Agreement", (d) the Senior Subordinated Note were the "Note", (e) the Senior Subordinated Loan Agreement was the "Securities Purchase Agreement", (f) the Financing Documents were the "Related Agreements", (g) the Pledgors' Obligations were the "Obligations" referred to in those Sections, and (h) the Collateral was the "Collateral" referred to in those Sections. To the extent not inconsistent with the preceding, this Agreement also shall be governed by and construed in accordance with the provisions of the Senior Subordinated Guaranties, which provisions are hereby incorporated by reference as if fully set forth herein, IN EACH CASE as if (a) each Pledgor were a "Guarantor", and (b) each Senior Subordinated Lender were a "Lender". In the event of any conflict between the terms of the Senior Subordinated Loan Agreement and the terms of this Agreement, the terms of the Subordinated Loan Agreement shall prevail.

                  Section 4. ACCEPTANCE; FINANCING STATEMENTS; COUNTERPARTS. Each Pledgor hereby absolutely, unconditionally, irrevocably and expressly waives forever acceptance and notice of any acceptance of this Agreement or any other Financing Document. By accepting this Agreement, each Senior Subordinated Lender agrees to be bound by all of the agreements and other terms and provisions applicable to the Senior Subordinated Lenders contained herein (whether as a Senior Subordinated Lender or a "party") and acknowledges and agrees that it is a party hereto for such contractual purposes (but without making any Senior Subordinated Lender


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in any way liable or  responsible  for any of the  Obligations  of any Pledgor).
Each Pledgor hereby acknowledges and agrees that, prior to the execution of this Agreement, each Pledgor reviewed the initial UCC financing statements respecting the Collateral prepared by the Senior Subordinated Lenders and authorized the Senior Subordinated Lenders to file them (I.E., "prefile") in such jurisdictions as the Senior Subordinated Lenders deemed necessary or desirable, and each Pledgor hereby confirms and ratifies the authority of the Senior Subordinated Lenders to make each such filing. This Agreement may be executed in two or more counterpart copies of the entire document or of signature pages to the document, each of which may be executed by one or more of the parties hereto or thereto and each of which may be sent by telecopy, email or other electronic means, but all of which, when taken together, shall constitute a single agreement binding upon all of the parties hereto.

                  Section 5. ENTIRE AGREEMENT. Except as otherwise expressly provided in Section 3 above, this Agreement contains the entire agreement and understanding of the parties and supersedes and completely replaces all prior and other representations, warranties, promises, assurances and other agreements and understandings (whether written, oral, express, implied or otherwise) among the parties with respect to the matters contained in this Agreement.

PLEDGORS:

                            TrueYou.Com Inc.


                            By:
                               -------------------------------------------------
                            Name:
                            Title:
                            Address:

                            Klinger Advanced Aesthetics, Inc.


                            By:
                               -------------------------------------------------
                            Name:
                            Title:
                            Address:

                            Advanced Aesthetics Sub, Inc.


                            By:
                               -------------------------------------------------
                            Name:
                            Title:
                            Address:


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



                            Advanced Aesthetics, LLC

                            By:
                               -------------------------------------------------
                            Name:
                            Title:
                            Address:

                            Klinger Advanced Aesthetics, LLC


                            By:
                               -------------------------------------------------
                            Name:
                            Title:
                            Address:

                            Anushka PBG, LLC

                            By:
                               -------------------------------------------------
                            Name:
                            Title:
                            Address:

                            Anushka Boca, LLC

                            By:
                               -------------------------------------------------
                            Name:
                            Title:
                            Address:

                            Wild Hare, LLC

                            By:
                               -------------------------------------------------
                            Name:
                            Title:
                            Address:


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



                            DISCHINO CORPORATION


                            By:
                               -------------------------------------------------
                            Name:
                            Title:
                            Address:

                            Anushka PBG Acquisition Sub, LLC


                            By:
                               -------------------------------------------------
                            Name:
                            Title:
                            Address:

                            Anushka Boca Acquisition Sub, LLC


                            By:
                               -------------------------------------------------
                            Name:
                            Title:
                            Address:

                            Wild Hare Acquisition Sub, LLC


                            By:
                               -------------------------------------------------
                            Name:
                            Title:
                            Address:


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